Lasers are the Fastest Growing Segment of Dentistry... Biolase is the Market Leader 2

The mission of Biolase Technology is to establish its proprietary technologies as the standard of care in medical and dental surgery by using its direct sales force and existing and future partners to educate the medical community about its clinical superiority in cutting, cauterizing, and disinfecting tissue. 3

Stock Market Data Common shares NASDAQ: BLTI Recent Price $2.02 52-week price range $0.30 - $2.88 Common shares outstanding (10-Q) 24,341,000 Market capitalization $47.5 Million Multiple of sales 0.7X Institutional ownership 24% 4

Safe Harbor Statement This presentation may contain forward-looking statements that are based on our current expectations, estimates and projections about our industry as well as management's beliefs and assumptions. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "may," "will," and variations of these words or similar expressions are intended to identify forward-looking statements. These statements include projections about our future earnings and margins and speak only as of the date hereof. Such statements are based upon the information available to us now and are subject to change. We will not necessarily inform you of such changes. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. The important factors which could cause actual results to differ materially from those in the forward-looking statements include, among others, a downturn or leveling off of demand for our products due to the availability and pricing of competing products and technologies, quality issues and parts supplied by third parties, general market and political conditions, a domestic economic recession or slow down, the volume and pricing of product sales, our ability to control costs, intellectual property disputes, the effects of natural disasters and other events beyond our control and other factors including those detailed in BIOLASE's filings with the Securities and Exchange Commission including its prior filings on Form 10-K and Form 10-Q. 5

Topics Waterlase "Hard Tissue" Lasers - The Future Paradigm in Dentistry Soft Tissue Dental Laser Products and Markets New Product Pipeline and Market Opportunity Intellectual Property Financial Overview Investment Highlights 6

Biolase Dental Solutions 7

Entry Level All- Tissue common restorative pediatric The Personal Laser common, everyday soft-tissue procedures Total Diode Solution common & advanced soft-tissue whitening pain therapy Best in Class All-Tissue common & advanced restorative periodontics endodontics cosmetic surgical pediatric Advanced Soft-tissue Whitening Pain Therapy Hard and Soft- Tissue Fastest Cutting Periodontics Endodontics A Solution for Every Dentist 8

Introducing Waterlase MD Turbo(tm)! Breakthrough MD Turbo introduced Mid 2009 Cutting speed increased 4x - now comparable to a high speed drill Lack of speed was a key reason for historic delay in purchase of lasers 9

A Bur vs. WaterLase Cut on Your Enamel (Hardest Surface of the Tooth) VISIBLE MICROFRACTURES Drill Waterlase SEM's courtesy of Loma Linda University School of Dentistry, Loma Linda, California, USA Bur Cut Laser Cut Note smear layer (dead tissue and bacteria) of cut enamel and widespread microfractures that leads to weakening of tooth structure and poor bonding Laser gives increase in bond strength with bonding to the core tooth structure Scanning Electron Microscope Photographs at 5000x 10

Zone of Necrosis: the Depth of Tissue Damaged Around Incision Waterlase: 5-10 Cell layers Diode laser: 15-25 Cell layers Scalpel: 100-300 Cell layers Electrosurgical Unit: 1000 - 1500 cell layers 11

Laser Surgery Changes the Healing Process Barrier Clot Inflammation Tissue Regeneration Tissue Remodeling Tissue Regeneration Tissue Remodeling Normal Healing Cascade Laser Wound Healing Cascade Injury Healing Complete Healing Complete 12

13 Waterlase MD Turbo Provides significant advantages for both Doctors and Patients vs. Traditional Instrumentation l Waterlase MD Turbo Indication Traditional Instrumentation No heat, high pitch ,noise or vibration , fractures & minimal or no pain with greatly reduced need for injection of anesthetic Drilling teeth for cavity preps Drill/bur causes heat, vibration and fracturing that requires injections for most cavities Rapid, clean cut, no heat, minimally invasive, conserves bone for harvesting Cutting Bone Drill causes thermal damage, more bleeding Disinfects canal 2-3X more effective than traditional therapy Root Canal Rotary instruments and files create smear layer Safely removes soft tissue with no bleeding, reduced swelling and inflammation and no need for injectionsPredictable end points Soft Tissue Scalpel causes bleeding, pain, post-op swelling, longer recovery times, usually requires stitchesElectrosurgery - large zone of thermal necrosis, longer recovery time, unpredictable results, damage to surrounding soft tissue. Contraindicated around metal, pacemakers, dental implants, etc. Removes calculus & plaque with minimal loss of healthy tooth structure. Easily accesses difficult to reach pockets, safe on nearby soft tissue, bone Scaling & Root Planing Ultrasonics & Hand Instruments remove more healthy tooth structure, hard to remove all plaque and calculus due to poor visibility Minimally invasive, no bleeding, reduced swelling, no stitches, bactericidal effect Periodontal Therapy Requires flapping gum tissue from teeth and bone, bloody, painful, long recovery time 2/25/2010 13

Introducing Deep Pocket Therapy with New Attachment(tm) using the Waterlase MD(tm) Strong correlation between periodontal disease and coronary artery disease, pre-term low birth weight babies, etc. now established Minimally invasive alternative therapy for moderate to advanced gum disease Promotes cementum-mediated periodontal ligament new-attachment to the root surface Effective for removal of subgingival inflamed tissue and calculus that can lead to re-infection 14 Periodontal disease #1 cause of tooth loss in adults worldwide 30% of the population genetically susceptible At least half of population over 55 has periodontitis with as high as 80% with some level of gum disease References: American Dental Association, American Academy of Periondontology

Endodontics: Waterlase MD is the Only Laser FDA-cleared for Access, Cleaning & Enlargement, and Disinfection of the Root Canal

- Of over 15 million root canal procedures performed annually in US, 6% require retreatment – up to 900,000 failures a year
- Principal cause is re-infection with E. faecalis*
- 99.7% Reduction in bacterial counts approaches sterilization to reduces risk of re-infection
- Bacteria counts 2.86 X lower than most effective conventional treatment
- Effective on most resistant bacteria – E. faecalis
- Minimally Invasive Technique Conserves Tooth Structure
- Only 2-3 min. for disinfection Saves 20-30 min. over conventional treatment



Disinfection

*Siqueira and Rocas; "Polymerase chain reaction-based analysis of microorganisms associated with failed endodontic treatment, OOO, 2004 97;85-94

An Exclusive Partner of HENRY SCHEIN® DENTAL
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BIOLASE®

Waterlase Revenues vs Total Revenues The direct sales model and lower end-user prices have historically driven superior demand growth Distributors may not adequately incentivize their sales force and may carry alternative equipment with varying economics to the rep. 16 Changed to distribution model in North America (CHART)

Waterlase Domestic Penetration If Every Dentist in America had a Waterlase $12 Billion Market - Our Largest Opportunity 17 $0.3 Billion $1.6 Billion $4.1 Billion $4.1 Billion $1.9 Billion $12 Billion

Waterlase Domestic Penetration 3% of Domestic Dentists Have Waterlase Today Roughly $0.3 Billion Domestic Sales Primarily Over 6 Years 18 $0.3 Billion $1.6 Billion $4.1 Billion $4.1 Billion $1.9 Billion 3% US Penetration Today

Waterlase Domestic Penetration Penetration Varies With Over 10% in Some Markets Potential $1.9 Billion - In 5 Years, $300MM Yr Avg. 19 $0.3 Billion $1.6 Billion $4.1 Billion $4.1 Billion $1.9 Billion Penetration in various markets

Waterlase Domestic Penetration Long-Term Goal of Stretching Beyond Innovators and Early Adopters 20 $0.3 Billion $1.6 Billion $4.1 Billion $4.1 Billion $1.9 Billion Penetration in various markets

Diode (soft tissue) Dental Laser Market Opportunity Diode (soft tissue) Dental Laser Market Opportunity 21 Source: iData (CHART) 2009 US Diode Laser Market (US$M) Estimated US Diode Laser Market Opportunity $1.2 Billion

22 22 ezlase(tm): The Only Total Diode Dental Laser Solution ezlase Whitening and Pain Therapy Handpiece

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2 iLase - The world's first personal laser You can carry the entire system in just one hand, or on a tray Innovative finger-switch design No foot pedal No power cord No external controls or interfaces Complete freedom of movement No need to share lasers ...the iLase is the only personal laser! Note: iLase is pending 510(k) clearance, not available for sale within the Unites States

25 iLase - The next discontinuous change to dentistry We believe the iLase will become part of a dentist's or hygienist's regular set of tools Minimally invasive dentistry for everyone - market opportunity of hundreds of thousands of units No impact on operatory working environment Set-up in seconds, and easy to use Affordable pricing

New Market Opportunities & Product Pipeline P & G - Laser Toothbrush and Other Light Emitting Devices Chiropractic & Sports Medicine Veterinary Medicine Ophthalmology Opportunity - Waterlase for Presbyopia Dermatology 26

Diolase 10 for Chiropractic and Sports Medicine Introduced to marketplace of approx. 60,000 chiropractors Dec. 2009 Product offers advantages in price, performance and ergonomics over competitive lasers Sales manager and 6 independent sales reps covering the US Provides highly effective, non-pharmaceutical pain relief and therapy High Intensity Laser Therapy (HILT) a new modality with improved efficacy over early Low Level Laser Therapy ( LLLT) Based on proven ezlase(tm) platform New Deep Tissue hand piece in Q1 2010 expands indications 27

Ophthalmology - Waterlase for Presbyopia Presbyopia is the need to wear reading glasses Results from early stage clinical trials are promising and the Company is searching for a strategic partner to continue the trials and seek FDA clearance to treat Presbyopia through Laser Assisted Scleral Ablation for Presbyopia Presbyopia affects: 2 billion people worldwide 100 million in the US 100 million in Europe 28

29 Dominant Intellectual Property Portfolio Worldwide portfolio of patents, trademarks, trade secrets, copyrights and other intellectual property rights 131 Issued Patents with an additional 169 patents pending Covers use of laser technologies and fluids for dental medical, cosmetic and some industrial applications Approximately 70% provide market protection for core technologies

Third Quarter & Nine-Month Revenue by Product Sales by Product Line (in $Millions) Percent of Sales Q3 YTD Q3 YTD 9/30/09 9/30/09 9/30/09 9/30/09 Waterlase Family 7.0 18.0 58% 63 % Diolase Family 1.8 6.0 15% 19 % Total Lasers 8.8 24.0 73% 82 % Consumables, Service, Other 3.0 7.8 25% 13 % License and Royalties 0.3 1.2 2% 5 % Total 12.1 33.0 100% 100% 30

Third Quarter & Nine-Month Operating Highlights Q3 YTD 9/30/09 9/30/09 Net Revenue $12.1 $33.0 Gross Profit $5.8 $15.7 % revenue 48% 48% Operating Expenses $4.9 $17.3 % revenue 40% 52% Operating Profit (Loss) $0.9 ($1.6) % revenue 7% (5%) Net Income (Loss) $0.9 ($1.5) Earnings per share $0.04 $(0.06) ($ in millions, except per share data) 31

Q3 Balance Sheet Highlights 9/30/09 6/30/09 Cash and Equivalents $3.9 $3.5 Net Working Capital $5.8 $4.0 Total Assets $23.3 $22.4 Stockholders' Equity $9.1 $7.7 ($ in millions) 32

Experienced Management Team 33

Worldwide Distribution Network North America Wayne R. Harrison, DDS, Director of US Sales Tannis Sigurdson, Director of Canadian Sales 4 Regional Managers in the United States 24 Direct Sales Representatives and growing International William Brown, VP International plus finance and customer support based in Irvine Pedro Morales, Sales Manager for Europe, Middle East and Latin America in Madrid European Service and Sales Support facility based in Floss Germany Peter Rowland, VP Asia-Pacific and Ritchie Bower, Service Manager based in Australia. Network of 54 distributors in 50 countries 34

Summary 35 Biolase expects to Enter a New Growth Phase New approach to Core Market iLase - Expected to Expand the Market as the New Paradigm in Soft Tissue lasers Future lasers - Smaller, Faster, Cheaper, Better Expand Revenue Opportunity By Partnering Core Technologies in New Markets

Thank You.